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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




              Date of Report:  August 15, 1995
      Date of earliest event reported:  August 11, 1995


             SOUTHERN CALIFORNIA EDISON COMPANY
   (Exact name of registrant as specified in its charter)



         CALIFORNIA                    1-2313          95-1240335
(State or other jurisdiction of     (Commission     (I.R.S. employer
incorporation or organization)      file number)   identification no.)


                  2244 Walnut Grove Avenue
                       (P.O. Box 800)
                 Rosemead, California  91770
(Address of principal executive offices, including zip code)


                        818-302-1212
    (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On August 11, 1995, Southern California Edison Company issued a press release announcing an agreement with several key groups, including major customers and independent power producers, principles for restructuring of California's electric utility industry. The principles, which build upon the California Public Utilities Commission's (CPUC) two policy proposals issued on May 24, 1995, provide for creation of a power exchange or pool and allow for the phase-in of direct access as a voluntary feature simultaneously with the initiation of the exchange. These principles will be jointly recommended to the CPUC. A copy of the press release is filed herewith as Exhibit 20.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Number                   Description
- -------                  -----------

20 News Release -- SCE and Coalition Reach Consensus on Principles for Restructuring California's
            Electric Utility Industry

- --------------
*  Incorporated by reference pursuant to Rule 411.
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                         SIGNATURES


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SOUTHERN CALIFORNIA EDISON COMPANY


                                  KENNETH S. STEWART
                            ----------------------------------
                                  KENNETH S. STEWART
                             ASSISTANT GENERAL COUNSEL AND
                                  CORPORATE SECRETARY

August 15, 1995